Exhibit 99.1

Forest Road Acquisition Corp. Stockholders Approve Proposed Merger with The Beachbody Company and Myx Fitness, Creating the Leading Subscription Health and Wellness Company for the Mass Market

New York, NY, and Santa Monica, Calif. (June 24, 2021) – Forest Road Acquisition Corp. (NYSE: FRX) (“Forest Road”) today announced that its stockholders have voted to approve the proposed three-way business combination (the “Business Combination”) with The Beachbody Company Group, LLC (“Beachbody”) and Myx Fitness Holdings, LLC (“Myx”) at its special meeting of stockholders (the “Special Meeting”) held today, June 24, 2021. The Business Combination is expected to close on June 25, 2021.

Holders of approximately 58.5% of Forest Road’s issued and outstanding shares cast votes at the Special Meeting. Approximately 99.5% of the votes cast at the Special Meeting voted to approve the Business Combination.

As previously announced, the combined company will be named “The Beachbody Company, Inc.” and its common stock and warrants are expected to start trading on the New York Stock Exchange (“NYSE”) under the new ticker symbols “BODY” and “BODY WS,” respectively, on June 28, 2021.

“We are thrilled with the overwhelming support from our stockholders. Today’s vote marks an important milestone in Beachbody’s mission to help more people achieve their goals and lead healthy and fulfilling lives. We look forward to supporting Beachbody as it furthers this mission as a public company, introducing many more people to its proven, at-home fitness and nutrition solutions,” said Keith Horn, Chief Executive Officer of Forest Road.

A Current Report on Form 8-K disclosing the full voting results will be filed by Forest Road with the Securities and Exchange Commission.

About The Beachbody Company Group, LLC

Headquartered in Santa Monica, Beachbody is a worldwide leader in health and fitness, with a 22-year track record of creating innovative content and powerful brands. With 2.7 million paid digital fitness subscribers across two platforms, a nationwide peer-support system of over 400,000 influencers and coaches as of March 31, 2021, plus a premium portfolio of branded nutrition products, Beachbody is a leading holistic health and wellness company with over $1 billion in revenue projected in 2021. Beachbody, the parent company to the Beachbody On Demand platform and the fast-growing DTC platform Openfit, recently entered into a pending three-way merger agreement with Forest Road, a publicly traded special purpose acquisition company, and Myx, an at-home connected fitness platform, that will make it a public company. For more information, please visit TheBeachbodyCompany.com.

About Myx Fitness Holdings, LLC

Myx delivers a revolutionary and personalized solution for its members to make connected fitness part of their daily lives. The brand's cornerstone products, The MYX and The MYX Plus, offer professional-quality equipment at an affordable price, hundreds of on-demand classes, combined with expert coaching on a digital platform, designed to improve endurance, strength, mobility and flexibility. Using science-backed methods, Myx utilizes proprietary heart rate technology and cross-training, brought to life through positive coaching, to deliver lasting results. Myx is available starting at $1,299 with delivery nationwide in approximately one to three weeks depending on location and scheduling availability.

About Forest Road Acquisition Corp.

Forest Road Acquisition Corp., a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, raised $300 million in November 2020 and its securities are listed on the NYSE under the tickers “FRX,” “FRX.U” and “FRX WS.” The Forest Road team includes three former Disney senior executives — Tom Staggs, director and Chairperson of the Strategic Advisory Committee, Kevin Mayer, strategic advisor and Salil Mehta, Chief Financial Officer — and is strengthened by the strategic connectivity and deal-making expertise of directors, officers and strategic advisors like Shaquille O'Neal, Peter Schlessel, Keith Horn, Sheila Stamps, Teresa Miles Walsh and Martin Luther King III. For more information, please visit https://www.spacroadone.com/.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination among Beachbody, Myx and Forest Road, including statements regarding the anticipated timing of the Business Combination. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Forest Road’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the Business Combination on Beachbody’s or Myx’s business relationships, operating results, and business generally, (v) risks that the Business Combination disrupts current plans and operations of Beachbody or Myx, (vi) the outcome of any legal proceedings that may be instituted against Beachbody, Myx or against Forest Road related to the merger agreement or the Business Combination, (vii) the ability to maintain the listing of the combined company’s securities on a national securities exchange, (viii) changes in the competitive and regulated industries in which Beachbody and Myx operate, variations in operating performance across competitors, changes in laws and regulations affecting the business of Beachbody and Myx and changes in the combined capital structure, (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, and (x) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 discussed below and other documents filed by Forest Road from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Beachbody, Myx and Forest Road assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. None of Beachbody, Myx or Forest Road gives any assurance that Beachbody, Myx or Forest Road, or the combined company, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Forest Road filed the Registration Statement containing a definitive proxy statement/prospectus, which the SEC declared effective on May 27, 2021. Forest Road’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference in the Registration Statement, as these materials contain important information about Forest Road, Beachbody, and Myx and the Business Combination. The definitive proxy statement/prospectus and other relevant materials for the Business Combination have been be mailed to stockholders of Forest Road as of the record date established for voting on the Business Combination, which is May 6, 2021. Stockholders of Forest Road can also obtain copies of the definitive proxy statement/prospectus, the Registration Statement and other documents filed with the SEC that are incorporated by reference therein, without charge at the SEC’s web site at www.sec.gov, or by directing a request to: Forest Road Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, Attention: Keith L. Horn.

Participants in the Solicitation

Forest Road and its directors, executive officers and advisors may be deemed participants in the solicitation of proxies from Forest Road’s stockholders with respect to the Business Combination. A list of the names of those directors, executive officers and advisors and a description of their interests in Forest Road is contained in the Registration Statement. The Registration Statement can be obtained free of charge from the sources indicated above.

Beachbody, Myx and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forest Road in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement/prospectus for the Business Combination.

Contact:

ICR

BODYPR@icrinc.com